UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                    __________________________________

                                 FORM 8-A

                    __________________________________

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                 PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                     Abington Community Bancorp, Inc.
______________________________________________________________________________
          (Exact Name of Registrant as Specified in its Charter)



             Pennsylvania                         02-0724068
________________________________          ____________________________________
      (State of Incorporation or               (I.R.S. Employer
            Organization)                     Identification No.)


          180 Old York Road
       Jenkintown, Pennsylvania                      19046
________________________________          ____________________________________
        (Address of Principal                     (Zip Code)
          Executive Offices)

If this form relates to the               If this form relates to
registration of a class of                the registration of a
securities pursuant to                    class of securities
Section 12(b) of the                      pursuant to Section 12(g)
Exchange Act and is                       of the Exchange Act and is
effective pursuant to                     effective pursuant to
General Instruction A.(c),                General Instruction A.(d),
please check the following                please check the following
box. [ ]                                  box. [X]




Securities Act registration statement file number to which this form relates:
   333-116370
_______________
(If applicable)


     Securities to be registered pursuant to Section 12(b) of the Act:

                                   None

     Securities to be registered pursuant to Section 12(g) of the Act:

                  Common Stock, par value $.01 per share
                  ______________________________________
                             (Title of class)

Item 1.  Description of Registrant's Securities to be Registered
         -------------------------------------------------------

          See "Description of Abington Community Bancorp Capital Stock" in the Prospectus included in the Abington Community Bancorp, Inc. Registration Statement on Form S-1 (File No. 333-116370) which is hereby incorporated by reference.


Item 2.  Exhibits
         --------

          2.1  Plan of Reorganization, as amended*

          2.2  Plan of Stock Issuance, as amended*

          3.1  Articles of Incorporation of Abington Community Bancorp, Inc.*

          3.2  Bylaws of Abington Community Bancorp, Inc.*

          4.0  Form of Stock Certificate of Abington Community Bancorp, Inc.*

          ____________________

          *    Previously filed with the Securities and Exchange
               Commission as exhibits to the Abington Community
               Bancorp, Inc. Registration Statement on Form S-1 (File No. 333-116370). Such exhibits are incorporated herein by reference.






















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                                 SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                              Abington Community Bancorp, Inc.



Date: December 14, 2004       By:   /s/ Robert W. White
                                    ---------------------------------------
                                    Robert W. White
                                    Chairman, President and Chief Executive
                                     Officer



































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